EXHIBIT 4.7







                     REGISTRATION RIGHTS AGREEMENT

                          DATED JULY 20, 1998



                                 AMONG


                      UNITED COMMUNITY BANKS, INC.

                     UNITED COMMUNITY CAPITAL TRUST



                                  AND


                      WHEAT FIRST SECURITIES, INC.
                          AS INITIAL PURCHASER

                     REGISTRATION RIGHTS AGREEMENT


      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of July 20, 1998 among UNITED COMMUNITY BANKS, INC., a registered bank holding company organized under the laws of the State of Georgia (the "Company"), UNITED COMMUNITY CAPITAL TRUST, a statutory business trust created under the laws of the State of Delaware (the "Issuer Trust"), and WHEAT FIRST SECURITIES, INC. (the "Initial Purchaser").

      This Agreement is made pursuant to the Purchase Agreement dated July 15, 1998 (the "Purchase Agreement"), among the Company, as issuer of the 8.125% Junior Subordinated Deferrable Interest Debentures due July 15, 2028 (the "Junior Subordinated Debentures"), the Issuer Trust and the Initial Purchaser, which provides for among other things, the sale by the Issuer Trust to the Initial Purchaser of 21,000 of the Issuer Trust's 8.125% Capital Securities, liquidation amount $1,000 per Capital Security (the "Capital Securities"), the proceeds of which will be used by the Issuer Trust to purchase the Junior Subordinated Debentures. The Capital Securities, together with the Junior Subordinated Debentures and the Company's guarantee of the Capital Securities (the "Guarantee") are collectively referred to as the "Securities." In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company and the Issuer Trust have agreed to provide to the Initial Purchaser and its direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

      In consideration of the foregoing, the parties hereto agree as follows:

      1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

      "ADVICE" shall have the meaning set forth in the last paragraph of Section 3 hereof.

      "APPLICABLE  PERIOD"  shall have the  meaning set forth in Section
3(t) hereof.

      "BUSINESS DAY" shall mean a day that is not a Saturday, a Sunday, or a day on which banking institutions in New York, New York or in Atlanta, Georgia, are authorized or required to be closed.

      "CLOSING TIME" shall mean the Closing Time as defined in the Purchase Agreement.

      "COMMISSION" shall mean the Securities and Exchange Commission.

      "COMPANY" shall have the meaning set forth in the preamble to this Agreement and also includes the Company's successors and permitted assigns.

      "DEPOSITARY" shall mean The Depository Trust Company, or any other depositary appointed by the Issuer Trust; PROVIDED, HOWEVER, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

      "EFFECTIVENESS  PERIOD"  shall  have  the  meaning  set  forth  in
Section 2(b) hereof.

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      "EXCHANGE OFFER" shall mean the offer by the Company and the Issuer Trust to the Holders to exchange all of the Registrable Securities (other than Private Exchange Securities) for a like principal amount of Exchange Securities pursuant to Section 2(a) hereof.

      "EXCHANGE OFFER REGISTRATION" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

      "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such Registration Statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "EXCHANGE  PERIOD"  shall  have the  meaning  set forth in Section
2(a) hereof.

      "EXCHANGE SECURITIES" shall mean (i) with respect to the Junior Subordinated Debentures, the 8.125% New Junior Subordinated Deferrable Interest Debentures due July 15, 2028 (the "New Junior Subordinated Debentures") containing terms substantially identical to the Junior Subordinated Debentures (except that they will not contain terms with respect to the transfer restrictions under the Securities Act (other than to require minimum transfers thereof to be in blocks of $100,000 principal amount) and will not provide for any liquidated damages thereon), (ii) with respect to the Capital Securities, the Issuer Trust's 8.125% New Capital Securities, liquidation amount $1,000 per Capital Security (the "New Capital Securities") which will have terms substantially identical to the Capital Securities (except that they will not contain terms with respect to transfer restrictions under the Securities Act (other than require minimum transfers thereof to be in blocks of $100,000 liquidation amount) and will not provide for any increase in the distribution rate thereon) and (iii) with respect to the Guarantee, the Company's guarantee (the "New Guarantee") of the New Capital Securities which will have terms substantially identical to the Guarantee.

      "HOLDER" shall mean the Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture or the Trust Agreement. In the event of a Shelf Registration Statement, references to selling Holders (including, without limitation, the requirement that a Holder provide certain information to the Company and the Issuer Trust) will include beneficial owners of Registrable Securities to the extent necessary and appropriate.

      "INDENTURE" shall mean the Junior Subordinated Indenture dated as of July 20, 1998 relating to the Junior Subordinated Debentures and the New Junior Subordinated Debentures between the Company, as issuer, and The Chase Manhattan Bank, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

      "INITIAL PURCHASER" shall have the meaning set forth in the preamble to this Agreement.

      "INSPECTORS" shall have the meaning set forth in Section 3(n) hereof.

      "ISSUE DATE" shall mean the date of original issuance of the Securities.

      "LIQUIDATED DAMAGES" shall have the meaning set forth in Section 2(e) hereof.

      "MAJORITY HOLDERS" shall mean the Holders of a majority of the aggregate liquidation amount of outstanding Capital Securities.

      "PARTICIPATING  BROKER-DEALER" shall have the meaning set forth in
Section 3(t) hereof.

      "PERSON" shall mean an individual, partnership, corporation, trust or unincorporated organization, limited liability company, or a government or agency or political subdivision thereof.

      "PRIVATE  EXCHANGE"  shall have the  meaning  set forth in Section
2(a) hereof.

      "PRIVATE EXCHANGE SECURITIES" shall have the meaning set forth in Section 2(a) hereof.

      "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

      "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble to this Agreement.

      "RECORDS" shall have the meaning set forth in Section 3(n) hereof.

      "REGISTRABLE SECURITIES" shall mean the Securities and, if issued, the Private Exchange Securities; PROVIDED, HOWEVER, that the Securities or Private Exchange Securities, as the case may be, shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities or Private Exchange Securities for the exchange or resale thereof, as the case may be, shall have been declared effective under the Securities Act and such Securities or Private Exchange Securities, as the case may be, shall have been exchanged or disposed of pursuant to such Registration Statement by a person other than a Participating Broker-Dealer, (ii) following the exchange by a Participating Broker-Dealer in the Exchange Offer of a Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, as amended or supplemented, (iii) when such Securities or Private Exchange Securities, as the case may be, shall have been sold to the public pursuant to Rule 144 or are eligible for sale pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act, or (iv) when such Securities or Private Exchange Securities, as the case may be, shall have ceased to be outstanding.

      "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all Commission or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any Holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees,
(v) the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance,
(vi) the fees and expenses of the Trustee, and any exchange agent or custodian,
(vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, and (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with the Registration Statement.

      "REGISTRATION STATEMENT" shall mean any registration statement of the Company and the Issuer Trust which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "RULE 144(K) PERIOD" shall mean the period of two years (or such shorter period as may hereafter be referred to in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Issue Date.

      "SECURITIES" shall have the meaning set forth in the preamble to this Agreement.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

      "SHELF REGISTRATION" shall mean a registration effected pursuant to
Section 2(b) hereof.

      "SHELF REGISTRATION EVENT" shall have the meaning set forth in Section 2(b) hereof.

      "SHELF REGISTRATION EVENT DATE" shall have the meaning set forth in
Section 2(b) hereof.

      "SHELF REGISTRATION STATEMENT" shall mean a "shelf registration" statement of the Company and the Issuer Trust pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Securities or all of the Private Exchange Securities, as the case may be, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "TIA" shall have the meaning set forth in Section 3(l) hereof.

      "TRUST AGREEMENT" shall mean the Amended and Restated Trust Agreement, dated as of July 20, 1998, by the trustees named therein, the Company as depositor and the holders from time to time of undivided beneficial interests in the assets of the Issuer Trust.

      "TRUSTEES" shall mean any and all trustees with respect to (i) the Capital Securities under the Trust Agreement, (ii) the Junior Subordinated Debentures under the Indenture and (iii) the Guarantee.

      2.    Registration Under the Securities Act.

            (a) EXCHANGE OFFER. To the extent not prohibited by any applicable law or applicable interpretation of the staff of the Commission, the Company and the Issuer Trust shall use their respective best efforts, for the benefit of the Holders, at the Company's cost, (i) to cause to be filed with the Commission as soon as practicable after the Issue Date, but in no event later than 150 days after the Issue Date, an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the Exchange Offer, (ii) to cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the Commission not later than the date which is 180 days after the Issue Date, and (iii) to keep such Exchange Offer Registration Statement effective for not less than 30 Business Days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders. Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Issuer Trust shall promptly commence the Exchange Offer and use their respective best efforts to enable each Holder eligible and electing to exchange Registrable Securities for a like principal amount of New Junior Subordinated Debentures or a like liquidation amount of New Capital Securities, together with the New Guarantee, as applicable (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act and is not a broker-dealer tendering Registrable Securities acquired directly from the Company for its own account, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

            In connection with the Exchange Offer, the Company and the Issuer Trust shall:

                  (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (ii) keep the Exchange Offer open for acceptance for a period of not less than 30 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

                  (iii) utilize the services of the Depositary for the Exchange Offer;

                  (iv) permit Holders to withdraw tendered Securities at any time prior to the close of business, 5:00 p.m., New York City time, on the last Business Day of the Exchange Period, by, including without limitation, sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities exchanged;

                  (v) notify each Holder that any Security not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest or accumulate distributions, as the case may be, but will not retain any rights under this Agreement (except in the case of the Initial Purchaser and Participating Broker-Dealers as provided herein); and

                  (vi) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

      If the Initial Purchaser determines upon advice of its outside counsel that it is not eligible to participate in the Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment in the initial distribution, as soon as practicable upon receipt by the Company and the Issuer Trust of a written request from such Initial Purchaser, the Company and the Issuer Trust, as applicable, shall issue and deliver to such Initial Purchaser in exchange (the "Private Exchange") for the Securities held by such Initial Purchaser, a like liquidation amount of New Capital Securities of the Issuer Trust, together with the New Guarantee, or a like principal amount of the Junior Subordinated Debentures of the Company, as applicable, that are identical (except that such securities may bear a customary legend with respect to restrictions on transfer pursuant to the Securities Act) to the Exchange Securities (the "Private Exchange Securities") and which are issued pursuant to the Indenture, the Trust Agreement or the Guarantee (which provides that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture or the Trust Agreement, as applicable (other than to require minimum transfers thereof to be in blocks of $100,000 principal amount or liquidation amount, as the case may be), and that the Exchange Securities, the Private Exchange Securities and the Securities will vote and consent together on all matters as one class and that neither the Exchange Securities, the Private Exchange Securities nor the Securities will have the right to vote or consent as a separate class on any matter). The Private Exchange Securities shall be of the same series as the Exchange Securities and the Company and the Issuer Trust will, to the extent permitted, seek to cause the CUSIP Service Bureau to issue the same CUSIP Numbers for the Private Exchange Securities as for the Exchange Securities issued pursuant to the Exchange Offer.

      As soon as practicable after the close of the Exchange Offer and, if applicable, the Private Exchange, the Company and the Issuer Trust, as the case requires, shall:

            (i) accept for exchange all Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

            (ii) deliver, or cause to be delivered, to the applicable Trustee for cancellation all Securities or portions thereof so accepted for exchange by the Company; and

            (iii) issue, and cause the applicable Trustee under the Indenture, the Trust Agreement or the Guarantee, as applicable, to promptly authenticate and deliver to each Holder, new Exchange Securities or Private Exchange Securities, as applicable, equal in principal amount to the principal amount of the Junior Subordinated Debentures or equal in liquidation amount to the liquidation amount to the Capital Securities (together with the guarantee thereof) as are surrendered by such Holder.

      Distributions on each New Capital Security and interest on each New Junior Subordinated Debenture issued pursuant to the Registered Exchange Offer and Distributions or interest, as the case may be, on each Private Exchange Security issued in the Private Exchange will accrue from the last date on which a Distribution or interest was paid on the Capital Security or the Junior Subordinated Debenture surrendered in exchange therefore or, if no Distribution or interest has been paid on such Capital Security or Junior Subordinated Debenture, from the Issue Date. To the extent not prohibited by any law or applicable interpretation of the staff of the Commission, the Company and the Issuer Trust shall use their best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the Commission. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to make certain customary representations in connection therewith, including, in the case of any Holder of Capital Securities, representations that (i) it is not an affiliate of the Issuer Trust or the Company, (ii) the Exchange Securities to be received by it were acquired in the ordinary course of its business and (iii) at the time of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the New Capital Securities. The Company and the Issuer Trust shall inform the Initial Purchaser, after consultation with the Trustee, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchaser shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

      Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Private Exchange Securities and Exchange Securities held by Participating Broker-Dealers, and the Company and the Issuer Trust shall have no further obligation to register the Registrable Securities (other than Private Exchange Securities) pursuant to Sections 2(a) or 2(b) of this Agreement.

            (b) SHELF REGISTRATION. In the event that: (i) the Company, the Issuer Trust or the Majority Holders reasonably determine, after conferring with counsel, that the Exchange Offer Registration provided in Section 2(a) above is not available because of any change in law or in currently prevailing interpretations of the staff of the Commission; (ii) the Company has received an opinion of counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of the consummation of the Exchange Offer, there is more than an insubstantial risk that (x) the Issuer Trust would be subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Debentures or New Junior Subordinated Debentures, (y) interest payable by the Company on such Junior Subordinated Debentures or New Junior Subordinated Debentures would not be deductible by the Company, in whole or in part, for United States federal income tax purposes, or
(z) the Issuer Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges; (iii) the Exchange Offer Registration Statement is not declared effective within 180 days of the Issue Date; or (iv) upon notice from any Holder on or before the 20th day following the consummation of the Exchange Offer that (A) it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) it may not resell the New Capital Securities, the New Guarantee and the New Junior Subordinated Debentures acquired by it in the Exchange Offer to the public without delivering a prospectus and that the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Capital Securities acquired directly from the Issuer Trust or an affiliate of the Issuer Trust, (any of the events specified in clauses (i) through (iv) being a "Shelf Registration Event" and the date of occurrence thereof, the "Shelf Registration Event Date"), the Company and the Issuer Trust shall, at their cost, use their respective best efforts to cause to be filed as promptly as practicable after such Shelf Registration Event Date, as the case may be, and, in event, within 45 days after such Shelf Registration Event Date, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, and shall use their respective best efforts to have such Shelf Registration Statement declared effective by the Commission as soon as practicable. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company and the Issuer Trust in writing, within 20 days after receipt of a request therefor, such information as the Company and the Issuer Trust may, after conferring with counsel with regard to information relating to Holders that would be required by the Commission to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in the Shelf Registration Statement or Prospectus included therein. Each selling Holder as to which any Shelf Registration is being effected agrees to furnish to the Company and the Issuer Trust all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

      The Company and the Issuer Trust agree to use their respective best efforts to keep the Shelf Registration Statement continuously effective for the Rule 144(k) Period (subject to extension pursuant to the last paragraph of Section 3 hereof) or for such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding (the "Effectiveness Period"). The Company and the Issuer Trust shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company and the Issuer Trust will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration has become effective and use their respective best efforts to take certain other actions as are required to permit certain unrestricted resales of the Registrable Securities. The Company and the Issuer Trust further agree, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company and the Issuer Trust agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

            (c) HOLDBACK AGREEMENT; POSTPONEMENT. The Company and the Issuer Trust shall be entitled to cause the Shelf Registration Statement to be withdrawn and the effectiveness thereof to be terminated and shall be entitled to cause any Participating Broker-Dealers who have notified the Company and the Issuer Trust that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof to suspend the use of the Prospectus, for a reasonable period of time, but not in excess of 30 days during any twelve (12) month period, if the Board of Directors of the Company determines in good faith that the registration and distribution of the Securities covered by the Exchange Offer Registration Statement or covered or to be covered by the Shelf Registration Statement would require premature disclosure by the Company of any material corporate development (including potential material business combination and merger and acquisition transactions) affecting the Company and the Company promptly gives the Holders of Registrable Securities and any Participating Broker-Dealers written notice of such determination, containing a general statement of the reasons for such postponement or withdrawal and an approximation of the period of the anticipated delay; PROVIDED, HOWEVER, that (i) the Holders of Registrable Securities and any Participating Broker-Dealers will not disclose the information contained in such statement and will not buy or sell shares of any publicly traded class of the Company's capital stock until such information is publicly disclosed by the Company and (ii) the Company may not utilize this right more than twice in any twelve (12) month period.

            (d) EXPENSES. The Company, as issuer of the Junior Subordinated Debentures, shall pay all Registration Expenses in connection with any Registration Statement pursuant to Section 2(a) or 2(b) hereof and will reimburse the Initial Purchaser for the reasonable fees and disbursements of Alston & Bird LLP, counsel for the Initial Purchaser, incurred in connection with the Exchange Offer and, if applicable, the Private Exchange, and either Alston & Bird LLP or any one other counsel designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Securities in connection with a Shelf Registration Statement, which other counsel shall be reasonably satisfactory to the Company. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

            (e) EFFECTIVE REGISTRATION STATEMENT. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) will not be deemed to have become effective unless it has been declared effective by the Commission; PROVIDED, HOWEVER, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. The Company and the Issuer Trust will be deemed not to have used their best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if either of them voluntarily takes any action that would result in such any Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless such action is required by applicable law.

            (f) ADDITIONAL INTEREST. In the event that:

                  (i) (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is filed with the Commission on or prior to the 150th day after the Issue Date or (B) notwithstanding that the Company and the Issuer Trust have consummated or will consummate an Exchange Offer, the Company and the

            Issuer Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by Section 2(b) hereof, then commencing on the day after the applicable required filing date, liquidated damages or additional Distributions, as the case may be, shall accrue on the principal or liquidation amount of the Registrable Securities to which such default relates at a rate of 0.25% per annum; or

                  (ii) (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective by the Commission on or prior to the 180th day after the Issue Date or (B) notwithstanding that the Company and the Issuer Trust have consummated or will consummate an Exchange Offer, the Company and the Issuer Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the Commission on or prior to the 30th day after the date such Shelf Registration Statement was required to be filed, then, commencing on the 181st day after the Issue Date, liquidated damages or additional Distributions, as the case may be, shall accrue on the principal or liquidation amount of the Registrable Securities to which such default relates at a rate of 0.25% per annum; or

                  (iii) (A) the Issuer Trust has not exchanged New Capital
            Securities for all Capital Securities validly tendered for exchange by their respective Holders or the Company has not exchanged the New Guarantee or New Junior Subordinated Debentures for the Guarantee or Junior Subordinated Debentures validly tendered, in accordance with the terms of the Exchange Offer on or prior to the 30th day after the date on which the Exchange Offer Registration Statement was declared effective or (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the expiration of the Rule 144(k) Period (other than after such time as all Capital Securities have been disposed of thereunder, otherwise cease to be Registrable Securities), then liquidated damages or additional Distributions, as the case may be, shall accrue on the principal or liquidation amount of the Registrable Securities at a rate of 0.25% per annum commencing on (x) the 31st day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above, except as provided in the next succeeding paragraph hereto;

PROVIDED, HOWEVER, that neither the liquidated damages nor additional Distributions on the principal or liquidation amount of such Registrable Securities may exceed in the aggregate 0.25% per annum; PROVIDED, FURTHER, HOWEVER, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (ii) above), or (3) upon the exchange of New Capital Securities, the New Guarantee and New Junior Subordinated Debentures for all Capital Securities, the Guarantee and all Junior Subordinated Debentures tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above) liquidated damages or additional Distributions on the principal or liquidation amount of such Registrable Securities shall cease to accrue and accumulate.

      If the Company or Issuer Trust issues a notice pursuant to Section 2(c) hereof that the Shelf Registration Statement is unusable due to the pendency of an announcement of a material corporate transaction, or such notice is required under applicable securities laws to be issued by the Company or Issuer Trust, and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration Statement shall not be usable due to all such notices issued or required to be issued exceeds 30 days in the aggregate, then the interest rate borne by the Securities will be increased as described above beginning on the 31st such date that such Shelf Registration Statement ceases to be usable. Upon the Shelf Registration Statement once again becoming usable, the interest rate borne by the Securities will be reduced to the original interest rate if the Company or Issuer Trust is otherwise in compliance with this Agreement as such time.

      Any amounts of liquidated damages and additional distributions due pursuant to Section 2(f)(i), (ii) or (iii) above ("Liquidated Damages"), will be payable in cash on the next succeeding January 15 or July 15 , as the case may be, to Holders on the relevant record dates for the payment of interest and distributions pursuant to the Indenture and the Trust Agreement, respectively.

            (g) SPECIFIC ENFORCEMENT. Without limiting the remedies available to the Holders, the Company and the Issuer Trust acknowledge that any failure by the Company or the Issuer Trust to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's and the Issuer Trust's obligations under
Section 2(a) and Section 2(b) hereof.

      3. Registration Procedures. In connection with the obligations of the Company and the Issuer Trust with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company and the Issuer Trust shall:

            (a) prepare and file with the Commission a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form (i) shall be selected by the Company and the Issuer Trust, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and, in the case of an Exchange Offer, be available for the exchange of the Registrable Securities, and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith; and use their best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof, PROVIDED, HOWEVER, that if (1) such filing is pursuant to Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company and the Issuer Trust shall furnish to and afford the Holders of the Registrable Securities and each Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity, which shall be no less than five business days, to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed. The Company and the Issuer Trust shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders or Participating Broker-Dealers must be afforded an opportunity to review prior to the filing of such document if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object within five business days after receipt thereof;

            (b) prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be; and cause each Prospectus to be supplemented, if so determined by the Company or the Issuer Trust or requested by the Commission, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

            (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders; and (ii) furnish to each Holder of Registrable Securities included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

            (d) in the case of a Shelf Registration, register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the Commission as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; PROVIDED, HOWEVER, that the Company and the Issuer Trust shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

            (e) in the case of (1) a Shelf Registration or (2) Participating Broker-Dealers from whom the Company or the Issuer Trust has received prior written notice that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Securities and are required to deliver Prospectuses, notify each Holder of Registrable Securities or such Participating Broker-Dealers, as the case may be, covered by the Registration Statement, their counsel and the managing underwriters, if any, promptly and promptly confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective,
(ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Shelf Registration Statement has become effective, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities or the Exchange Securities to be offered or sold by the Participating Broker-Dealer in any jurisdiction described in paragraph 3(d) hereof or the initiation of any proceedings for that purpose,
(iv) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the Effectiveness Period which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) the Company and the Issuer Trust's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

            (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time;

            (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included within the coverage of such Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

            (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and in such denominations (consistent with the provisions of the Indenture and the Trust Agreement) and registered in such names as the selling Holders or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Shelf Registration Statement;

            (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event;

            (j) in the case of a Shelf Registration, a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide a reasonable number of copies of such document to the selling Holders; and make such of the representatives of the Company and the Issuer Trust as shall be reasonably requested by such Holders of Registrable Securities or the Initial Purchaser on behalf of such Holders available for discussion of such document;

            (k) obtain a CUSIP number for all New Capital Securities and the Capital Securities (and if the Issuer Trust has made a distribution of the Junior Subordinated Debentures or New Junior Subordinated Debentures to the Holders of the Capital Securities, the Junior Subordinated Debentures), not later than the effective date of an Exchange Offer Registration Statement, and provide the Trustee with printed certificates for the Exchange Securities or the Registrable Securities in a form eligible for deposit with the Depositary;

            (1) cause the Indenture, the Trust Agreement, the Guarantee, and the New Guarantee to be qualified under the Trust Indenture Act of 1939 (the "TIA") in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, and effect such changes to such documents as may be required for them to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the relevant trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable such documents to be so qualified in a timely manner;

            (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by (x) the Initial Purchaser, in the case where such Initial Purchaser holds Securities acquired by it as part of its initial distribution and (y) other Holders of Securities covered thereby: (i) make such representations and warranties to Holders of such Registrable Securities and the underwriters (if any), with respect to the business of the Issuer Trust, the Company and its subsidiaries as then conducted and the Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and the Issuer Trust and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinions may be subject to customary qualifications and exceptions);
(iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company and the Issuer Trust (and, if necessary, any other independent certified public accountants of any subsidiary of the Company and the Issuer Trust or of any business acquired by the Company and the Issuer Trust for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72; and
(iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Shelf Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such underwriters and selling Holders). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

            (n) if (1) a Shelf Registration is filed pursuant to Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make reasonably available for inspection by any selling Holder of such Registrable Securities being sold or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours and upon request, all financial and other records, pertinent corporate documents and properties of the Issuer Trust, the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuer Trust, the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Shelf Registration Statement PROVIDED, HOWEVER, that the foregoing inspection and information gathering shall be coordinated by the Initial Purchaser and, on behalf of the selling Holders of Registrable Securities, by one counsel designated as described in Section 2(c) hereof. Records which the Company and the Issuer Trust determine, in good faith, to be confidential and any records which either of them notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree in writing that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer Trust or the Company unless and until such is made generally available to the public. Each such selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

            (o) comply with all applicable rules and regulations of the Commission so long as any provision of this Agreement shall be applicable and make generally available to their respective security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

            (p) upon consummation of an Exchange Offer or a Private Exchange, if requested by a Trustee, obtain an opinion of counsel to the Company addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Company or the Issuer Trust, as the case requires, has duly authorized, executed and delivered the Exchange Securities or the Private Exchange Securities, as the case may be, and (ii) each of the Exchange Securities or the Private Exchange Securities, as the case may be, constitute a legal, valid and binding obligation of the Company or the Issuer Trust, as the case requires, enforceable against the Company or the Issuer Trust, as the case requires, in accordance with their respective terms (in each case, with customary exceptions);

            (q) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company or the Issuer Trust, as applicable (or to such other Person as directed by the Company or the Issuer Trust, respectively), in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

            (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

            (s) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

            (t) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Initial Purchaser or another representative of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer (a "Participating Broker-Dealer") that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchaser or such other representative, represent the prevailing views of the staff of the Commission, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request (each of the Company and the Issuer Trust hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Person subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto), (iii) keep the Exchange Offer Registration Statement effective and amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Securities; PROVIDED, HOWEVER, that such period shall not be required to exceed 90 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) substantially the following provision:

            "If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer";

and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the sale of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

                  (B) in the case of any Exchange Offer Registration Statement, the Company and the Issuer Trust agree to deliver to the Initial Purchaser or to another representative of the Participating Broker-Dealers, if requested by such Initial Purchaser or such other representative of the Participating Broker-Dealers, on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel in form and substance reasonably satisfactory to the Initial Purchaser or such other representative of the Participating Broker-Dealers, covering the matters customarily covered in opinions requested in connection with Exchange Offer Registration Statements and such other matters as may be reasonably requested (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions), (ii) an officers' certificate containing certifications substantially similar to those set forth in Section 5(f) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities and (iii) as well as upon the effectiveness of the Exchange Offer Registration Statement, a comfort letter, in each case, in customary form if permitted by Statement on Auditing Standards No.
72.

      The Company or the Issuer Trust may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company or the Issuer Trust, as applicable, such information regarding such seller as may be required by the staff of the Commission to be included in a Registration Statement. The Company or the Issuer Trust may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall have no obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information within a reasonable time (not to exceed 20 days) after receiving such request and shall be under no obligation to compensate any such seller for any lost income, interest or other opportunity foregone, or any liability increased as a result of the Company's decision to exclude such Seller. In addition, each Holder, by its acquisition of a Registrable Security, agrees to the extent that it is required to comply with the registration and prospectus delivery requirements of the Securities Act, such Holder agrees to comply with such requirements.

      In the case of (1) a Shelf Registration Statement or (2) Participating Broker-Dealers who have notified the Company and the Issuer Trust that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof and are seeking to sell Exchange Securities and are required to deliver Prospectuses, each selling Holder agrees that, upon receipt of any notice from the Company or the Issuer Trust of the happening of any event of the kind described in Section 3(c), 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith suspend use of the Prospectus and discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Company and the Issuer Trust that the use of the applicable Prospectus may be resumed, and, if so directed by the Company and the Issuer Trust, such Holder will deliver to the Company or the Issuer Trust (at the Company's or the Issuer Trust's expense, as the case requires) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Securities, as the case may be, current at the time of receipt of such notice. If the Company or the Issuer Trust shall give any such notice to suspend the disposition of Registrable Securities, or Exchange Securities, as the case may be, pursuant to a Registration Statement, the Company and the Issuer Trust shall use their best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company and the Issuer Trust shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

      4.    Indemnification and Contribution.

            (a) In connection with any Registration Statement, the Company and the Issuer Trust shall, jointly and severally, indemnify and hold harmless the Initial Purchaser, each Holder, each underwriter who participates in an offering of the Registrable Securities, each Participating Broker-Dealer, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), covering Registrable Securities or Exchange Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expenses whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Holder, such Participating Broker-Dealer, or any underwriter (except to the extent otherwise expressly provided in Section 4(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);

PROVIDED, HOWEVER, that (i) this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing to the Company or the Issuer Trust by such Holder, such Participating Broker-Dealer, or any underwriter with respect to such Holder, Participating Broker-Dealer or any underwriter, as the case may be, expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) and (ii) the Company and the Issuer Trust shall not be liable to any such Holder, Participating Broker-Dealer, any underwriter or controlling person, with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary Prospectus to the extent that any such loss, liability, claim, damage or expense of any Holder, Participating Broker-Dealer, any underwriter or controlling person results from the fact that such Holder, any underwriter or Participating Broker-Dealer, sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to such Holder, underwriter, or Participating Broker-Dealer, and the loss, liability, claim, damage or expense of such Holder, underwriter, Participating Broker-Dealer, or controlling person results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the final Prospectus. Any amounts advanced by the Company or the Issuer Trust to an indemnified party pursuant to this Section 4 as a result of such losses shall be returned to the Company or the Issuer Trust if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company or the Issuer Trust.

            (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Issuer Trust, any underwriter and the other selling Holders and each of their respective directors, officers (including each officer of the Company and the Issuer Trust who signed the Registration Statement), employees and agents and each Person, if any, who controls the Company, the Issuer Trust, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Issuer Trust by such selling Holder with respect to such Holder expressly for use in such Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto); PROVIDED, HOWEVER, that, in the case of a Shelf Registration Statement, no such Holder shall be liable for any amount hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

            (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred.

In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Company, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Holders, Participating Broker-Dealers or underwriters, if any. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) Notwithstanding the last sentence of Section 4(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel pursuant to Section 4(a)(iii) above, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; PROVIDED that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party (1) reimburses such indemnified party in accordance with such request to the extent it considers reasonable and (2) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

            (e) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 4 is for any reason held to be unenforceable to the indemnified parties although applicable in accordance with its terms, the indemnifying parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by such indemnified party, as incurred; PROVIDED that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation.

            As between the Company, the Issuer Trust, and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company and Issuer Trust, on the one hand, and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations.

            The relative fault of the Company and the Issuer Trust, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Issuer Trust, on the one hand, or by or on behalf of the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Issuer Trust and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 4 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

            For purposes of this Section 4, each affiliate of a Holder, and each director, officer, employee, agent and Person, if any, who controls a Holder or such affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each director of each of the Company or the Issuer Trust, each officer of each of the Company or the Issuer Trust who signed the Registration Statement, and each Person, if any, who controls each of the Company and the Issuer Trust within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as each of the Company or the Issuer Trust.

      5. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

      6. Selection of Underwriters. The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering; PROVIDED, HOWEVER, that such underwriters and managers must be reasonably satisfactory to the Company and the Issuer Trust.

      7.    Miscellaneous.

            (a) RULE 144 AND RULE 144A. For so long as the Company or the Issuer Trust is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, each of the Company and the Issuer Trust, as the case may be, will use its best efforts to file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder, or, if it ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of their securities pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or
(iii) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company or the Issuer Trust, as the case may be, will deliver to such Holder a written statement as to whether it has complied with such requirements.

            (b) NO INCONSISTENT AGREEMENTS. The Company or the Issuer Trust has not entered into nor will the Company or the Issuer Trust on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or the Issuer Trust's other issued and outstanding securities under any such agreements.

            (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Issuer Trust have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; PROVIDED no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Securities, by written agreement signed by the Company, the Issuer Trust and the Initial Purchaser, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company, the Issuer Trust and the Initial Purchaser to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the Staff of the Commission) or any change therein and (iii) to the extent any provision of this Agreement relates to the Initial Purchaser, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by the Initial Purchaser, the Company and the Issuer Trust.

            (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company or the Issuer Trust by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement; and (ii) if to the Company or the Issuer Trust, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

      Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

            (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Purchaser, including, without limitation and without the need for an express assignment, subsequent Holders; PROVIDED, HOWEVER, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

            (f) THIRD-PARTY BENEFICIARY. The Initial Purchaser shall be a third party beneficiary of the agreements made hereunder between the Company and the Issuer Trust, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

            (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF GEORGIA. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF GEORGIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (k) SECURITIES HELD BY THE COMPANY, THE ISSUER TRUST OR ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company, the Issuer Trust or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              UNITED COMMUNITY BANKS, INC.


                              By: /s/Jimmy C. Tallent
                                  ---------------------------
                              Name: Jimmy C. Tallent
                              Title:       President

                              UNITED COMMUNITY CAPITAL TRUST


                              By: /s/Jimmy C. Tallent
                                  ---------------------------
                              Name: Jimmy C. Tallent
                              Title:      Administrator



Confirmed and accepted as of the date first above written:

WHEAT FIRST SECURITIES, INC.


By: /s/Scott R. Anderson
    --------------------------
Name: Scott R. Anderson
Title:      Managing Director